Summary Prospectus  April 14, 2014

PowerShares Variable Rate Preferred Portfolio

NYSE Arca, Inc. - VRP

Before you invest, you may wish to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund's prospectus and statement of additional information, both dated April 14, 2014 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares Variable Rate Preferred Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.50%

(1)  "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of "hybrid securities" that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon. Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the "Index Provider") employs a proprietary methodology to select for the Underlying Index issues of preferred stock and "hybrid securities" that, in the Index Provider's judgment, are functionally equivalent to preferred stock, including certain convertible securities, depositary preferred stock, trust preferred securities, perpetual subordinated debt listed on the New York Stock Exchange (the "NYSE"), NYSE Arca or NASDAQ and other types of hybrid securities that receive preferred treatment within an issuer's capital structure similar to that of traditional preferred stock. To be eligible for inclusion in the Underlying Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; and (iii) be U.S. dollar denominated and U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Underlying Index, collectively, to be "Preferred Securities."

In general, preferred stock is a class of equity security that is so named because it is "preferred" over common stock within an issuer's capital structure. This preference means that an issuer must pay distributions on its preferred stock before paying dividends on its common stock, and that claims of preferred stockholders to an issuer's assets are placed ahead of claims of common stockholders when an issuer liquidates. However, as an equity security, preferred stock is junior to an issuer's various forms of debt.

Hybrid securities that are "functionally equivalent" to preferred stock are those securities that, like traditional preferred stock, have preference over the common stock within an issuer's capital structure, and are issued and traded in a similar manner to traditional preferred stock. Like preferred stock (but unlike debt securities or common stock), hybrid securities have the ability to defer dividend payments to stockholders and to extend their maturity dates to different durations.

Variable- or floating-rate securities pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Dividends may be paid on a variable rate percentage of the fixed par value at which the preferred stock is issued, and preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the Preferred Securities in the Underlying Index; instead, the Fund utilizes a "sampling" methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Preferred Stock Risk. Preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also faces greater risks of non-payment, as it may be subordinated to bonds or other debt instruments in an issuer's capital structure, meaning that an issuer's preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Because of the subordinated position of preferred stock in an issuer's capital structure, its quality and value depends heavily on an issuer's profitability and cash flows rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt and equity securities. As with other equity securities, the value of a convertible security tends to decrease as the price of the underlying stock goes down. However, like a debt security, a convertible security provides a fixed income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities are subject to the same risks as lower-rated debt securities.

Hybrid Securities Risk. Although generally considered an equity security within an issuer's capital structure, a hybrid security may exhibit characteristics akin to a debt security or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are "customized" to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

Interest Rate and Call Risk. Although a Preferred Security represents an equity interest in a company, a Preferred Security has economic characteristics similar to those of debt securities, and therefore also is subject to many of the risks associated with debt securities, including interest rate risk and call risk. Interest rate risk refers to fluctuations in the value of a Preferred Security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of Preferred Securities may go down, causing the Fund's assets to decline. The current historically low interest rate environment increases the risk associated with rising interest rates. Additionally, if interest rates fall, it is possible that issuers of callable Preferred Securities will "call" (or prepay) that security before its maturity date. If a call were exercised by an issuer during or following a period of declining interest rates, the Fund likely will be forced to replace that called Preferred Security with a lower yielding security.

Liquidity Risk. Variable- and floating-rate Preferred Securities may be subject to liquidity risk, which occurs when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Dividend Risk. Dividend payments on a Preferred Security typically must be declared by the issuer's board of directors; however, an issuer's board of directors generally is not under any obligation to declare a dividend for an issuer, and Preferred Securities in the Underlying Index may include provisions that permit the issuer, in its discretion, to defer or suspend distributions of dividends for a certain period of time. If the Fund owns a Preferred Security that is deferring or suspending payments of dividends, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Moreover, if an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the Preferred Securities may be subordinated to the debt obligations of the same issuer.

Risk of Subordinated Debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer's subsidiaries to incur further unsecured indebtedness.

Foreign Investment Risk. The Fund's investments in Preferred Securities of non-U.S. issuers may involve unique risks compared to its investments in U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and recordkeeping than are U.S. issuers, and therefore all material information regarding these issuers may not be available. Additionally, foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in Preferred Securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's net asset value ("NAV").

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund's performance information will be accessible on the Fund's website at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the "Adviser").

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 100,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on NYSE Arca, Inc. ("NYSE Arca"), and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions will be taxable, generally as either ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

PS-SumPro-VRP-1